UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 4, 2013

G&K Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-4063	41-0449530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 912-5500

n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

The Audit Committee (the “Audit Committee”) of the Board of Directors of G&K Services, Inc. (the “Company”) recently completed a competitive process to determine which audit firm would serve as the Company’s independent registered public accounting firm for the year ending June 28, 2014 (“FY 2014”). As a result of such process, on and effective as of December 4, 2013, the Audit Committee determined to dismiss Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm. E&Y was advised of its dismissal that same day.

The reports of E&Y on the Company’s consolidated financial statements as of and for the fiscal years ended June 29, 2013 (“FY 2013”) and June 30, 2012 (“FY 2012”) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During FY 2013 and FY 2012 and for the subsequent interim period through December 4, 2013, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference thereto in its reports on the consolidated financial statements for such years, and there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided E&Y with a copy of the above disclosures and requested a letter from E&Y addressed to the Securities and Exchange Commission stating that it agrees with the above disclosures. A copy of such letter from E&Y, dated December 4, 2013 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On December 9, 2013, the Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm to perform independent audit services for the remainder of FY 2014.

During the Company’s FY 2012 and FY 2013, and for the subsequent interim period through December 9, 2013 (the date on which KPMG was appointed), neither the Company nor anyone on its behalf consulted with KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 4, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2013	G&K SERVICES, INC. (Registrant) By: /s/ Jeffrey L. Wright
Jeffrey L. Wright
Executive Vice President and Chief Financial Officer